1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 NLOP Brand Colors & Order R:101 G:28 B:50 | Hex: #651C32 R:0 G:119 B:73 | Hex: #007749 R:29 G:66 B:137 | Hex: #1D4289 R:172 G:20 B:90 | Hex: #AC145A R:124 G:125 B:142 | Hex: #7C878E R:51 G:63 B:72 | Hex: #333F48 R:244 G:54 B:76 | Hex: #F4364C R:200 G:16 B:46 | Hex: #C8102E R:0 G:93 B:212 | Hex: #00C1D4 R:67 G:176 B:42 | Hex: #43B02A R:255 G:209 B:0 | Hex: #FFD100 R:242 G:169 B:0 | Hex: #F2A900 R:0 G:193 B:169 | Hex: #0097A9 R:58 G:145 B:63 | Hex: #3A913F R:245 G:126 B:182 | Hex: #F57EB6 R:233 G:60 B:172 | Hex: #E93CAC Property: Omnicom February 2026 NLOP Investor Presentation Exhibit 99.2

NLOP Overview

- Net Lease Office Properties (NYSE: NLOP) is a publicly-traded real estate investment trust (REIT) focused on realizing value through the strategic asset management and disposition of its portfolio over time
- NLOP is externally managed by W. P. Carey, an advisor with significant expertise and a proven track record of repositioning, leasing and disposing of net lease office assets
- Initially spun out of W. P. Carey in 2023, NLOP's portfolio consisted of 59 net lease office properties, with annualized base rent (ABR) of ~$145 million, almost all of which were located in the U.S.
- Since inception, NLOP has successfully disposed of 39 properties with $97 million of ABR and today has a portfolio of 20 properties with $27 million of ABR
- Excess proceeds from dispositions completed to date have primarily been used to fully repay $455 million of debt originated at spin and for special cash distributions
- Consistent with its strategic plan, on February 17, 2026, NLOP paid a special cash distribution of $6.75 per share, or ~$100 million, for total distributions since formation of $19.39 per share, or ~$287 million [1]



1. Distributions paid by NLOP will be authorized and determined by NLOP's Board of Trustees, in its sole discretion, and will be dependent upon a number of factors.

2

Continued Execution of Stated Plan



0.0%
213.1%
Nov. 2023 NLOP begins trading regular way on NYSE.
Dec. 2023 Cash and stock distribution totaling **$0.34 per share** ($5 million) announced.
Jan. 2024 Sales of four properties totaling $43 million announced.
May 2024 Sales of three properties totaling $132 million announced.
Jun. 2024 Sales of two properties totaling $61 million announced.
Aug. 2024 Sale of one property for $72 million announced.
Jan. 2025 Repayment in full of J.P. Morgan senior secured mortgage and sales of five properties totaling $43 million announced.
Apr. 2025 Repayment in full of J.P. Morgan mezzanine loan and sales of two properties totaling $10 million announced.
Aug. 2025 Special cash distribution totaling **$3.10 per share** ($46 million) announced.
Nov. 2025 Special cash distribution totaling **$4.10 per share** ($61 million) and sale of one property for $33 million announced.
Dec. 2025 Special cash distribution totaling **$5.10 per share** ($76 million) and sales of six properties totaling $76 million announced.
Jan. 2026 Special cash distribution totaling **$6.75 per share** ($100 million) and sales of three properties totaling $131 million announced.
Nov-23
Mar-24
Aug-24
Dec-24
May-25
Oct-25
Feb-26
NLOP Total Return

Note: Market data as of February 24, 2026.

3

NLOP Business Plan Progression

		At Spin	Today [1]
Portfolio	# of Properties	59	20
	Total Square Footage	9 MM	2 MM
	Number of Tenants	62	13
	ABR ($MM)	$145	$27
	WALT [2]	5.7 years	3.5 years
	Geography (US / Europe) [2]	89% / 11%	100% / -- %
Balance Sheet	JPM Senior Loan	$335 MM	$ --
	JPM Mezzanine Loan	$120 MM	$ --
	Existing Mortgage Debt	$168 MM	$22 MM
	Wtd. Avg. Interest Rate	9.6%	7.0%


UNIVERSITY of IOWA HEALTH CARE
CORALVILLE, IA


QUINCY, MA

1. Pro forma for January 2026 sales of Google and KBR, and February 2026 sales of ICF and S&ME.
2. Figures are based on September 30, 2023 and December 31, 2025 ABR, respectively.

4

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 NLOP Brand Colors & Order R:101 G:28 B:50 | Hex: #651C32 R:0 G:119 B:73 | Hex: #007749 R:29 G:66 B:137 | Hex: #1D4289 R:172 G:20 B:90 | Hex: #AC145A R:124 G:125 B:142 | Hex: #7C878E R:51 G:63 B:72 | Hex: #333F48 R:244 G:54 B:76 | Hex: #F4364C R:200 G:16 B:46 | Hex: #C8102E R:0 G:93 B:212 | Hex: #00C1D4 R:67 G:176 B:42 | Hex: #43B02A R:255 G:209 B:0 | Hex: #FFD100 R:242 G:169 B:0 | Hex: #F2A900 R:0 G:193 B:169 | Hex: #0097A9 R:58 G:145 B:63 | Hex: #3A913F R:245 G:126 B:182 | Hex: #F57EB6 R:233 G:60 B:172 | Hex: #E93CAC 5 Leasing Activity Note: Excludes lease extensions for a period of one year or less. 1. New lease amounts are based on in-place rents at time of lease commencement and exclude any free rent periods. 2. Reflects a reduction in square footage leased by the tenant. 3. Pioneer Credit Recovery, Inc. and Lincoln Technical Institute, Inc. are tenants at our multi-tenant property in Moorestown, New Jersey. 4. Lease renewal period commenced on November 1, 2025. 5. New rent commences in March 2026. 6. Weighted average refers to the incremental and new lease terms. 7. Phoenix Data Systems and CT Logic were tenants at our multi-tenant property in Southfield, Michigan, prior to that property’s disposition in December 2024. 8. This multi-tenant property was sold in December 2025. Tenant / Lease Guarantor Property Location Square Footage Prior ABR New ABR 1 Rent Recapture Expected TIs LCs Incremental Term BCBSM (2 properties) Eagan, MN 347,472 $5,041 $4,663 92.5% $1,624 $ -- 10.0 years Nokia Krakow, Poland 53,400 1,096 829 75.6% 995 -- 5.0 years Merative Hartland, WI 81,082 909 669 73.6% 1,650 559 10.0 years Northrop Grumman Plymouth, MN 191,336 3,821 2,679 70.1% -- -- 5.0 years Caremark 2 Chandler, AZ 65,860 1,839 1,645 89.5% -- 415 5.4 years Charter Bridgeton, MO 78,080 820 859 104.8% -- -- 5.0 years S&ME Raleigh, NC 31,120 430 545 126.7% 1,556 305 12.4 years Pioneer Credit 3 Moorestown, NJ 30,000 527 540 102.5% -- -- 1.5 years Lincoln Technical 3 Moorestown, NJ 35,567 397 391 98.5% -- -- 5.0 years Google 4 Venice, CA 67,681 3,018 3,108 103.0% -- 357 5.0 years JPMorgan Tampa, FL 104,565 1,321 1,864 141.1% -- 576 3.0 years MISO Inc. 5 Eagan, MN 60,463 1,148 937 81.6% -- 605 10.0 years North American Lighting, Inc. Farmington Hills, MI 75,286 1,084 979 90.3% 3,171 541 15.0 years Total / Wtd. Avg. 6 1,221,912 $21,451 $19,708 91.9% $8,996 $3,358 7.0 years Dollars in thousands. Pro rata. As of December 31, 2025. Lease Renewals and Extensions Tenant / Lease Guarantor Property Location Square Footage Number of Leases New ABR 1 Expected TIs LCs New Term Phoenix Data Systems 7 Southfield, MI 6,431 1 $72 $ -- $ -- 5.0 years CT Logic 7 Southfield, MI 1,668 1 24 -- -- 3.0 years Five Labs 8 Tampa, FL 25,317 1 684 1,013 470 10.2 years Total / Wtd. Avg. 6 33,416 3 $780 $1,013 $470 9.5 years Dollars in thousands. Pro rata. As of December 31, 2025. New Leases

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 NLOP Brand Colors & Order R:101 G:28 B:50 | Hex: #651C32 R:0 G:119 B:73 | Hex: #007749 R:29 G:66 B:137 | Hex: #1D4289 R:172 G:20 B:90 | Hex: #AC145A R:124 G:125 B:142 | Hex: #7C878E R:51 G:63 B:72 | Hex: #333F48 R:244 G:54 B:76 | Hex: #F4364C R:200 G:16 B:46 | Hex: #C8102E R:0 G:93 B:212 | Hex: #00C1D4 R:67 G:176 B:42 | Hex: #43B02A R:255 G:209 B:0 | Hex: #FFD100 R:242 G:169 B:0 | Hex: #F2A900 R:0 G:193 B:169 | Hex: #0097A9 R:58 G:145 B:63 | Hex: #3A913F R:245 G:126 B:182 | Hex: #F57EB6 R:233 G:60 B:172 | Hex: #E93CAC 6 Asset Sale Summary 1. ABR is pro forma for any agreed to and signed future rent restructurings. 2. Excludes 570,999 of operating square footage for a parking garage associated with the KBR, Inc. property in Houston, Texas. 3. Amount reflects the applicable exchange rate on the date of the transaction. 4. NLOP transferred ownership of these properties and the related non-recourse mortgage loans to the respective mortgage lender or buyer (as applicable). Gross proceeds from these dispositions represent the mortgage principal outstanding on the respective dates of transfer. Tenant / Lease Guarantor Primary Tenant Industry Property Location ABR 1 Gross Sales Proceeds Square Footage 2 Closing Date 1 Raytheon Aerospace & Defense Tucson, AZ $1,978 $24,575 143,650 Dec-23 2 Carhartt Apparel, Accessories & Luxury Dearborn, MI 748 9,806 58,722 Dec-23 3 BCBSM Managed Health Care Eagan, MN 298 2,500 29,916 Dec-23 4 AVL Auto Parts & Equipment Plymouth, MI 575 6,200 70,000 Dec-23 5 Undisclosed 3 Property & Casualty Insurance Newport, United Kingdom 1,761 10,497 80,664 Jan-24 6 TotalEnergies 3 Oil & Gas Exploration & Production Stavanger, Norway 5,185 33,072 275,725 Mar-24 7 Exelon 4 Electric Utilities Warrenville, IL 2,935 19,830 146,745 Apr-24 8 Vacant (formerly AVT) 4 N/A Tempe, AZ -- 13,160 132,070 Apr-24 9 FedEx Air Freight & Logistics Collierville, TN 5,491 62,500 390,380 Apr-24 10 DMG MORI Industrial Machinery Hoffman Estates, IL 2,458 35,984 104,598 Apr-24 11/12 BCBSM (2 properties) Managed Health Care Eagan, MN 4,663 60,700 347,472 Jun-24 13 CVS Health Healthcare Services Scottsdale, AZ 4,252 71,500 354,888 Aug-24 14 Henniges Automotive (Xileh) Multi-Sector Holdings Auburn Hills, MI 711 9,000 55,490 Sep-24 15 E.On 3 Internet Retail Houghton le Spring, United Kingdom 3,819 3,924 217,339 Oct-24 16 Vacant (formerly BCBSM) N/A Eagan, MN -- 11,650 227,666 Nov-24 17 Merative IT Consulting & Other Services Hartland, WI 669 6,750 81,082 Dec-24 18 Charter Communications Cable & Satellite Bridgeton, MO 820 7,350 78,080 Dec-24 19 CVS Caremark Health Care Services Chandler, AZ 1,645 15,000 183,000 Dec-24 20 Cofinity / Aetna Multi-line Insurance Southfield, MI 1,833 2,500 94,453 Dec-24 21 Emerson Industrial Machinery Houston, TX 1,108 4,180 52,144 Mar-25 22 Nokia 3 Communications Equipment Krakow, Poland 779 5,595 53,400 Mar-25 23 Vacant (formerly McKesson) N/A The Woodlands, TX -- 16,300 204,063 May-25 24 JPMorgan Chase Diversified Banks Tampa, FL 3,053 25,180 176,150 Jul-25 25 Acosta Advertising Jacksonville, FL 1,541 10,550 88,062 Aug-25 26 Siemens 3 4 Industrial Conglomerates Oslo, Norway 4,842 45,694 165,905 Sep-25 27 MISO Electric Utilities Eagan, MN 1,148 11,500 60,463 Sep-25 28 Thermo Fisher Scientific Pharmaceuticals Morrisville, NC 4,063 33,000 219,812 Nov-25 29 Securitas Electronic Equipment & Instruments Plymouth, MN 1,218 5,654 182,250 Nov-25 30 JPMorgan Chase Diversified Banks Tampa, FL 1,934 13,650 135,733 Dec-25 31 Vacant (formerly Master Lock) Building Products Oak Creek, WI -- 2,576 120,883 Dec-25 32 Veritas Systems Software Roseville, MN 2,255 14,625 136,125 Dec-25 33 Pioneer Credit Recovery Diversified Support Services Moorestown, NJ 931 6,069 65,567 Dec-25 34 JPMorgan Chase Diversified Banks Fort Worth, TX 4,850 33,000 386,154 Dec-25 35 Northrop Grumman Aerospace & Defense Plymouth, MN 2,679 25,000 191,336 Dec-25 36 Google Internet Software & Services Venice, CA 3,108 39,600 67,681 Jan-26 37 KBR Construction & Engineering Houston, TX 21,300 66,000 1,064,788 Jan-26 38 ICF IT Consulting & Other Services Martinsville, VA 1,830 3,880 93,333 Feb-26 39 S&ME Environmental & Facilities Services Raleigh, NC 545 8,743 31,120 Feb-26 Total $97,025 $777,294 6,566,909 Dollars in thousands. Pro rata. As of February 24, 2026. 34 U.S. Properties 5 European Properties $777 Million Gross Sales Proceeds

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 NLOP Brand Colors & Order R:101 G:28 B:50 | Hex: #651C32 R:0 G:119 B:73 | Hex: #007749 R:29 G:66 B:137 | Hex: #1D4289 R:172 G:20 B:90 | Hex: #AC145A R:124 G:125 B:142 | Hex: #7C878E R:51 G:63 B:72 | Hex: #333F48 R:244 G:54 B:76 | Hex: #F4364C R:200 G:16 B:46 | Hex: #C8102E R:0 G:93 B:212 | Hex: #00C1D4 R:67 G:176 B:42 | Hex: #43B02A R:255 G:209 B:0 | Hex: #FFD100 R:242 G:169 B:0 | Hex: #F2A900 R:0 G:193 B:169 | Hex: #0097A9 R:58 G:145 B:63 | Hex: #3A913F R:245 G:126 B:182 | Hex: #F57EB6 R:233 G:60 B:172 | Hex: #E93CAC 7 Remaining Portfolio Note: Pro forma for January 2026 sales of Google and KBR, and February 2026 sales of ICF and S&ME. 1. NLOP owns a 90% controlling interest in this consolidated property. 2. In January 2026, NLOP entered into a side letter with the tenant to extend the lease term two months beyond its prior lease expiration of January 2026. 3. Denotes property that is vacant as of the date of this report. Tenant / Lease Guarantor Tenant Industry Property Location ABR Square Footage 11 Arcfield 2 Aerospace & Defense King of Prussia, PA 1,000 88,578 12 APCO Property & Casualty Insurance Norcross, GA 631 50,600 13 Undisclosed 3 Industrial Gases Houston, TX 629 49,821 14 Grande Cable & Satellite Waco, TX 484 30,699 15 Grande Cable & Satellite Corpus Christi, TX 363 20,717 16 Grande Cable & Satellite Odessa, TX 242 21,193 17 Grande Cable & Satellite San Marcos, TX 217 14,400 18 Vacant (fmr. BCBSM) 3 N/A Eagan, MN – 442,542 19 Vacant (fmr. Bankers) 3 N/A St. Petersburg, FL – 167,581 20 Vacant (fmr. BCBSM) 3 N/A Eagan, MN – 12,286 Total $27,339 2,118,191 Tenant / Lease Guarantor Tenant Industry Property Location ABR Square Footage 1 Iowa Board of Regents 1 Government Related Services Coralville, IA $4,056 191,700 2 Omnicom Advertising Playa Vista, CA 3,961 120,000 3 R.R. Donnelley Commercial Printing Warrenville, IL 3,461 167,215 4 Intuit Internet Software & Services Plano, TX 2,577 166,033 5 Cenlar Regional Banks Yardley, PA 2,105 105,584 6 iHeartCommunications Broadcasting San Antonio, TX 2,051 120,147 7 Arbella Property & Casualty Insurance Quincy, MA 1,850 132,160 8 Safelite Specialized Consumer Services Rio Rancho, NM 1,527 94,649 9 Grande Cable & Satellite San Marcos, TX 1,101 47,000 10 NA Lighting Auto Parts & Equipment Farmington Hills, MI 1,084 75,286 Dollars in thousands. Pro rata. As of December 31, 2025.